ERI INVESTOR PRESENTATION (NASDAQ: ERII) 2017

This presentation contains forward-looking statements within the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this report include, but are not limited to, statements about our expectations, objectives, anticipations, plans, hopes, beliefs, intentions, or strategies regarding the future. Forward-looking statements that represent our current expectations about future events are based on assumptions and involve risks and uncertainties. If the risks or uncertainties occur or the assumptions prove incorrect, then our results may differ materially from those set forth or implied by the forward-looking statements. Our forward-looking statements are not guarantees of future performance or events. Words such as “expects,” “anticipates,” “believes,” “estimates,” variations of such words, and similar expressions are also intended to identify such forward-looking statements. These forward-looking statements are subject to risks, uncertainties, and assumptions that are difficult to predict; therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. You should not place undue reliance on these forward-looking statements, which reflect management’s opinions only as of the date of this presentation. All forward-looking statements included in this presentation are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected in the forward-looking statements, as disclosed from time to time in our reports on Forms 10-K, 10-Q, and 8-K as well as in our Annual Reports to Stockholders and, if necessary, updated in our quarterly reports on Form 10 Q or in other filings. We assume no obligation to update any such forward-looking statements. It is important to note that our actual results could differ materially from the results set forth or implied by our forward-looking statements. FORWARD LOOKING STATEMENT Page 2

ENERGY RECOVERY SNAPSHOT Page 3 What We Do An energy solutions provider and technology leader in applying fluid dynamics and advanced materials science Pressure Energy is our Arbitrage Who We Are  Create markets to preserve or eliminate pumps that are subject to and destroyed by hostile process fluids  Convert wasted pressure energy into a reusable asset Core End-Markets WATER OIL & GAS CHEMICALS

VORTEQ COMMERCIALIZATION UPDATE

- VorTeq private testing deemed highly successful
  - Tested all 12 PXs individually up to 8.5 barrels per minute each at 9000 psi clean (no proppant)
  - Achieved long duration runs in excess of 60 bpm at 9000 psi clean
  - Pumped a total of 100,000 pounds of proppant throughout testing at up to 64 bpm
  - Culminated in a 33 minute continuous run at up to 2.4 pounds per gallon of sand and rates up to 64 bpm, equating to 87,000 pounds of proppant delivery to simulated wellbore without VorTeq system failure
  - Choke and dissipation system erosion precluded achievement of full pressure and run was predominantly in a range of 6800 psi to 7200 psi;
    - ✓ Choke and dissipation system is to simulate well conditions as part of test apparatus, not VorTeq system; enhanced design will be used at license partner facility test
- Continue to expect milestone success in 2017

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VORTEQ – A MATTER OF ENGINEERING NOT PHYSICS

- System excitation (vibration / shaking) at elevated flow rates was primary failure mode – resulting in:
  - Axial bearing failure – increase in friction, *cartridge rotation impeded*
  - PX cartridge liftoff – PX not seated flush / correctly within housing, increase in friction, *cartridge rotation impeded*
  - Radial bearing failure – sand enters radial channel, increase in friction, *cartridge rotation impeded*
  - Carbide fracture – cracks in carbide, increase in friction, *cartridge rotation impeded*
- Design enhancements to mitigate failure modes
  - New Missile Design – Caterpillar Kemper designed manifold: System excitation addressed via modal & harmonic analysis on entire manifold
  - New Cartridge Design: Bearing failure addressed through hybrid bearing with optimized hydrostatic and secondary hydrodynamic features
  - New Housing: Cartridge liftoff addressed mechanically and hydraulically (bolted-down and force-balanced)
  - New Carbide Grade: addresses carbide fracture through use of grade with greater ductility
- Computational and Experiential Design Process
  - Over 17,500 man-hours consisting of 5 PhDs and multiple masters and bachelor degreed engineers
  - Engineering Disciplines employed – fluid dynamics, fluid-structural interaction, structural dynamics, rotor dynamics, fracture mechanics, tribology

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1992 - 2014 2015 Developed Pressure Exchanger Technology Established Market Leadership in Desalination Increased shipments of Energy Recovery Devices Worldwide Invested in R&D New Corporate Strategy and Management Team Revenues up 47% in 2015 Signed 15-year license with Schlumberger Installed first Energy Recovery device in Saudi Aramco production portfolio HISTORY OF ENERGY RECOVERY Page 6 2016 Commenced collaborative VorTeq testing with Schlumberger Secured largest purchase order in company history Record company gross margins 2014-2016 revenue CAGR of 34%

INVESTMENT HIGHLIGHTS

Growth

- Commercialize VorTeq technology
- MTeq product introduction and commercialization
- Alderley agreement to further penetrate Saudi Aramco & greater GCC
- Expand water desalination segment's total addressable market

Perpetual Innovation

- Pressure exchanger technology, adaptable to other industries
- Target-rich product development road map
- World-class engineering talent – critical mass of PhD assets

Validation of New Corporate Strategy & Management Team

- Signed 15 year exclusive licensing agreement with Schlumberger
- Signed 10 year exclusive licensing agreement with Alderley in the GCC for IsoGen & IsoBoost
- Corporate speed and agility – new product introductions on 12 month cycle

Financial Strength

- Industry leading balance sheet (~$100MM in cash, no debt)

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CORE TECHNOLOGY – THE PRESSURE EXCHANGER Page 8 Sleeve Rotor with ducts (only moving part) End covers Desalination - Ceramic PX Energy Applications - Tungsten Carbide PX Pressure Exchange Motion Snapshot

PRODUCT PORTFOLIO Page 9 Hydraulic Fracturing: VorTeq IsoGen Applications  Gas Processing  Pipelines  Ammonia IsoBoost Applications  Gas Processing  Ammonia Making Desalination Affordable 18,000 Installations on 7 continents WATER CHEMICALS OIL & GAS Pressure Exchanger

UBIQUITOUS TECHNOLOGY WITH SIGNIFICANT GROWTH

Continue to invest in R&D

- **27.5%** of OPEX in 2014
- **20.2%** of OPEX in 2015
- **27.8%** of OPEX in 2016


energy recovery
Derivative of Pressure Exchanger
SLB Licensing Revenue
Desal

$?M

Develop derivatives of Pressure Exchanger Technology every 24 months, in annual cycles

~$80M to $200M per annum

~$50M

2016 **2020+**

$54.7M — **Incremental Revenue Opportunity** — **$200M+**

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Page 11 NEW PRODUCT AND MARKET DEVELOPMENT Flow x Pressure Differential = Energy Density High rates of flow ✔ High pressure differentials ✔ High capital intensity in the form of pumps and ancillary equipment ✔ Hostile process fluid applications ✔

EFFICIENT FRONTIER OF PRODUCT OPTIONALITY


Desalination
$15 - $20M FCFE
Cash Cow/
Funding
Mechanism
Early-stage Businesses / Real Options
VorTeq™ – 2015, exclusive licensing agreement with SLB
PX / VorTeq derivatives – target rich product development road map
IsoGen™ – 2015, installed first ERD in Saudi Aramco facility
IsoBoost™ – 2016 secured PO totaling up to $11M
Return
Risk (*technology, execution, capital)*

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Page 13 GO TO MARKET STRATEGY Targeting 24 month development cycles, commencing every twelve months 1 Next concept cycle begins Concept cycle begins Proof of concept Months 12 24 Concept Size and segment market Derive value proposition Consummate early adoption partnership Prototype design and manufacturing Initiate field trials Consummate long-term strategic partnership Conclude field trials Manufacture commercial units Generate product revenues

$4.1B ADDRESSABLE MARKET OPPORTUNITY Page 14 WATER CHEMICALS OIL & GAS $50M $4.1B TAM (Bi llio n s) $4.0B $3.5B $3.0B $2.5B $2.0B $1.5B $1.0B $0.5B 0 Water Upstream Midstream New Opportunities Ammonia TOTAL $2.0B $1.2B $840M DEVELOPING ? $600M $4.5B Mud Pumping

 Click to edit Master text styles − Second level • Third level Desalination Page 15

The “PX Pressure Exchanger”  18,000 PX devices installed worldwide  25-year life with no maintenance  Dominant global market share  60%+ gross margins Compelling short and long term market opportunity  Global water demand / supply gap  Expand product offering to increase total addressable market  Expand procurement vehicle options – Energy Services Agreements DESALINATION – OUR FIRST DISRUPTIVE TECHNOLOGY Page 16 Significant Cash Flow Funds Growth Initiatives

17 Page 17 Emerging Markets Upstream Oil & Gas

VORTEQ HYDRAULIC PUMPING SYSTEM Page 18 Hydraulic Piston Concept PX on Missile Fluid Flows in Pressure Exchanger VorTeq Missile

VORTEQ INTEGRATION STRICTLY PRIVATE AND CONFIDENTIAL Page 19 Status Quo With VorTeq

IS VORTEQ DISRUPTIVE? Page 20 Existing Pumping Model with 15 to 20 PD Pumps New Pumping Model with 3 to 4 Centrifugal Pumps Centrifugal Pump Model $8M to $12M p/yr p/fleet* Reduced Maintenance: $3M to $4M p/yr p/fleet* Decreased Pump Redundancy / Lower CAPEX: $1M to $2M p/yr p/fleet* With VorTeq Status Quo Centrifugal Pump Model 1 2 3 *ERI estimates

SLB LICENSING AGREEMENT STRUCTURE

- **Agreement provides exclusive rights to ERI's VorTeq™ Hydraulic Pumping System for on-shore hydraulic fracturing (Field of Use)**
  - Commercializes the VorTeq™ technology with one of the industry's most respected oil-field services companies
- **Highlights**
  - Schlumberger paid an upfront **$75M** exclusivity fee (15 year revenue recognition)
  - Schlumberger will pay two separate **$25M** milestone payments (for a total of **$50M**) subject to certain KPI's (revenue recognition in period milestone achieved)
    - ✓ Milestone 1: Frac on test well at SLB Oklahoma facility
    - ✓ Milestone 2: Frac on E&P well
  - Path to commercialization and royalties
    - ✓ New manifold/missile design implemented and approved for field use
    - ✓ Upon commercialization, royalty rate of **$1.5M** per VorTeq per year
    - ✓ Royalty payments on a "take or pay" basis

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MTEQ MUD PUMPING SYSTEM Page 22 Status Quo With MTeq

MTEQ UNLOCKS VALUE FOR OPERATORS Page 23 Drilling Configuration with MTeq & Centrifugal Pumps Reduced Operating Cost  Reduced R&M  Increased pump life  Fewer pumps Reduced Logistics  Lower load requirements  Less rig-up and rig-down time Increased Productivity  Reduction in planned and unplanned rig downtime Higher Reliability & Safety  Less risk of injury

Emerging Markets Midstream & Chemicals Page 24

OUR SOLUTION – GAS PROCESSING, AMMONIA, AND PIPELINES

IsoBoost and IsoGen recover pressure energy and increase reliability of pumping systems

- Save millions of dollars in energy over life of plant
- Improve reliability, availability, maintainability
- Decrease carbon footprint



Licensing Agreement with Alderley plc

- 10 year exclusive license for IsoBoost ™ & IsoGen™ in Gas Processing & Pipelines in the GCC, Iraq & Iran*
- Agreement leverages ERI's unique technology & Alderley's distribution channel with GCC operators
- The agreed royalty rates increase the product's margin profile and mitigate execution risk
- Subject to certain minimum sales requirements to maintain exclusivity

Helps Plants Save Energy, Reduce Maintenance, And Run More Profitably

*To the extent international sanctions and laws permit

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OUR SOLUTION – GAS PROCESSING AND AMMONIA

Status Quo



SWEET GAS
LEAN AMINE
CONTACTOR
SOUR GAS
HIGH PRESSURE PUMP
HIGH PRESSURE PUMP
HIGH PRESSURE PUMP
RICH AMINE
LETDOWN VALVE
HEAT EXCHANGER
TO REGENERATOR
FROM REGENERATOR

Wasted Pressure Energy & High Pump CAPEX

With IsoBoost



SWEET GAS
LEAN AMINE
CONTACTOR
SOUR GAS
REDUCED SIZE HIGH PRESSURE PUMP
IsoBoost™ System
TO REGENERATOR
RICH AMINE
HEAT EXCHANGER
FROM REGENERATOR

Reduced OPEX & Pump CAPEX

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Status Quo With IsoGen OUR SOLUTION - PIPELINES Page 27 Vertical Pipelines Must Be Depressurized Pressure Generating Power

Strategic Imperatives Short Term and Long Term Goals Page 28

STRATEGIC IMPERATIVES Page 29 Commercialize VorTeq  On schedule to achieve Milestone success in 2017  Deployment estimated to commence in 2018 Monetize Centrifugal Product Lines  Alderley relationship provides path for growth in GCC  Execute similar structure for monetization in other regions around the globe Market Expansion  Enhance market position in water desalination  Increased sales into retrofit market have commenced Product Innovation  Innovate and achieve proof of concept of new products that are derivatives of Pressure Exchanger technology every 24 months, in annual cycles  MTeq introduction demonstrates success of strategy in 2017

THANK YOU